SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       November 9, 2006
               ---------------------------------------------------------------
                              (Date of earliest event reported)

                               Select Asset Inc.
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-379404                 13-4029392
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(State of Incorporation)           (Commission              (I.R.S. Employer
                                   File Number)            Identification No.)

         745 Seventh Avenue
         New York, New York                                      10019
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(Address of Principal Executive Offices)                      (Zip Code)

            Registrant's Telephone Number, including area code (212) 526-7000
                                                               --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Section 9--Financial Statements and Exhibits
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Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

(a)  Financial Statements of Businesses Acquired - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
--------------           -----------

     5.1 Opinion of Sidley Austin LLP with respect to legality in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1.

     8.1 Opinion of Sidley Austin LLP with respect to material tax matters in connection with the Corporate Backed Callable
                 Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT ASSET INC.


                                         By: /s/ Charles M. Weaver
                                             -------------------------------
                                             Name:   Charles M. Weaver
                                             Title:  Senior Vice President

November 9, 2006

INDEX TO EXHIBITS
    Exhibit No.                         Description
    -----------                         -----------

        5.1 Opinion of Sidley Austin LLP with respect to legality in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1.

        8.1 Opinion of Sidley Austin LLP with respect to material tax matters in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2006-1.